UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

BLUE DOLPHIN ENERGY COMPANY
(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that an Annual Meeting of Stockholders (the “Annual Meeting”) of Blue Dolphin Energy Company, a Delaware corporation (referred to herein as “Blue Dolphin,” “we,” “us” and “our”), will be held on Wednesday, December 11, 2013 at 10:00 a.m. Central Standard Time at Blue Dolphin’s principal office located at 801 Travis Street, Suite 2100, Houston, Texas 77002.  At the Annual Meeting, stockholders will consider proposals to:

(1)	Elect five (5) directors, all of whom shall serve until their successors are duly elected and qualified, or until their earlier resignation or removal;
(2)	Ratify the selection of UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and
(3)	Transact any other business that may properly come before the Annual Meeting.

Additional information regarding the Annual Meeting is set forth in the accompanying proxy statement.  Our Board of Directors (the “Board”) has specified the close of business on October 24, 2013 as the record date (“Record Date”) for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the Annual Meeting.  Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Regardless of whether you plan to attend the Annual Meeting in person, we request that you vote your shares of Blue Dolphin common stock at your earliest convenience in order to ensure that your shares of Blue Dolphin common stock will be represented at the Annual Meeting. Depending on how you hold your shares of Blue Dolphin common stock, options to cast your ballot include the Internet, telephone, or mail.  If you have Internet access, we recommend that you record your vote via the Internet.

AVAILABILITY OF PROXY MATERIALS – IMPORTANT NOTICE
Proxy materials are available online (www.iproxydirect.com/BDCO)

MEETING DETAILS

Location Blue Dolphin Energy Company 801 Travis Street (On Travis Street at Rusk Street; directly across from The Esperson Buildings) 21st Floor, Suite 2100, Houston, Texas 77002	Parking Parking will be validated for attendees that park in the 801 Travis Street parking garage, which is operated by Focus Point (entrance off Rusk Street).

Proxy Forms
Registered stockholders may vote in person at the Annual Meeting using either blank proxy forms or their preprinted proxy form. Beneficial stockholders that desire to vote in person at the Annual Meeting must use the preprinted proxy form provided by the brokerage firm, bank, trust or other nominee. The inspector of election at the Annual Meeting has access to the registered stockholder’s list to verify whether a registered stockholder is entitled to vote as of the Record Date. However, the inspector of election does not have access to the control number verification system brokerage firms, banks, trusts and other nominees use to verify whether a beneficial stockholder is entitled to vote at the Annual Meeting.

By Order of the Board

/s/ IVAR SIEM
Ivar Siem
Chairman of the Board
November 22, 2013
Houston, Texas

BLUE DOLPHIN ENERGY COMPANY
November 22, 2013

To Our Stockholders:

Blue Dolphin Energy Company is dedicated to maintaining efficient and reliable refinery operations and improving liquidity and profitability.  Despite financial challenges, we took a number of steps throughout 2013 to more effectively operate the Nixon Facility and manage the spread between our cost to acquire crude oil and the price of the refined petroleum products that we ultimately sell.  Such steps to date have included adopting a condition-based predictive maintenance turnaround policy and completion of several smaller capital improvement projects, such as installation of a new caustic system and replacement and installation of several product meters and new LACT units.  In mid-September, the Nixon Facility began producing jet fuel.  Jet fuel is produced by separating the distillate stream into kerosene and diesel and blending the kerosene with a portion of the heavy naphtha stream.  Production of jet fuel, which is considered a higher value product, significantly upgrades the value of the naphtha component, thus improving our overall margin per barrel.  We are also refurbishing the naphtha stabilizer and depropanizer units at the Nixon Facility, which will: (i) improve the quality of the naphtha that we produce, (ii) allow higher recovery of lighter products that can be sold as a LPG mix, and (iii) increase the amount of throughput that can be processed by the Nixon Facility.

Although we still have a lot of hard work ahead, the opportunities for growth are considerable and we will continue to focus on execution.  I want to thank all of our stockholders for your continued confidence in our ability to successfully and responsibly grow Blue Dolphin Energy Company.  I am especially grateful to all of our employees for their efforts following the reverse acquisition and our first full year as a new company.  We look forward to 2014.

With regards,

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll
Chief Executive Officer and President

801 Travis Street, Suite 2100, Houston, Texas 77002
Phone (713) 568-4725 • Fax (713) 227-7626 • www.blue-dolphin-energy.com

PROXY STATEMENT BLUE DOLPHIN ENERGY COMPANY

TABLE OF CONTENTS

PROCEDURAL MATTERS	2
General	2
Date, Time and Place	2
Purpose	2
Record Date; Who Is Entitled to Vote	2
Material Delivery	2
Quorum	2
Abstentions and Broker Non-Votes	3
Votes Required for Approval	3
Voting Your Shares	3
Revoking Your Proxy	3
Who Can Answer Your Questions	3
Reimbursement of Solicitation Expenses	4
FREQUENTLY ASKED QUESTIONS (FAQs)	4
PROPOSALS	5
(1) ELECTION OF DIRECTORS	8
(2) RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
(3) TRANSACTION OF OTHER MATTERS	10
COMMITTEES AND MEETINGS OF THE BOARD	12
AUDIT COMMITTEE REPORT	13
CORPORATE GOVERNANCE	14
EXECUTIVE AND DIRECTOR COMPENSATION	15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	19
DIRECTOR NOMINATION AND STOCKHOLDER PROPOSALS BY STOCKHOLDERS FOR ANNUAL MEETING OF STOCKHOLDERS	19
WHERE YOU CAN FIND MORE INFORMATION	20
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	20

Remainder of Page Intentionally Left Blank

PROCEDURAL MATTERS

General

This proxy statement and accompanying notice and proxy form are being furnished to the stockholders of Blue Dolphin Energy Company (referred to herein as “Blue Dolphin,” “we,” “us” and “our”) in connection with the solicitation of proxies by Blue Dolphin’s Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment or postponement thereof.

Date, Time and Place

The Annual Meeting will be held on Wednesday, December 11, 2013 at 10:00 a.m. Central Standard Time at Blue Dolphin’s principal office, which is located at 801 Travis Street, Suite 2100, Houston, Texas 77002.

Purpose

At the Annual Meeting, stockholders are being asked to consider and vote upon proposals to:

(1)	Elect five (5) directors, all of whom shall serve until their successors are duly elected and qualified, or until their earlier resignation or removal;
(2)	Ratify the selection of UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and
(3)	Transact any other business that may properly come before the Annual Meeting.

Record Date; Who Is Entitled to Vote

The Board has fixed the close of business October 24, 2013 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.  A list of registered stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during normal business hours for a period of ten (10) days prior to the Annual Meeting at our principal office, which is located at 801 Travis Street, Suite 2100, Houston, Texas 77002.  On the Record Date, there were 10,571,629 shares of our common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding. Stockholders are entitled to one vote per share of Common Stock held on the Record Date on each matter presented at the Annual Meeting.

Material Delivery

This proxy statement, along with its accompanying notice and proxy form, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “Annual Report”) are first being mailed to stockholders on or about November 26, 2013.

Quorum

The holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting and represented in person or by proxy shall constitute a quorum at the Annual Meeting for the transaction of business.

Abstentions and Broker Non-Votes

Abstentions – If a stockholder abstains from voting on a proposal, the shares are considered present and entitled to vote at the Annual Meeting. Therefore, abstentions will count toward determining whether or not a quorum is present. Under Delaware law, a proxy marked “abstain” is not considered a vote cast.  Accordingly, an abstention will have no effect on the proposal regarding the election of directors as the nominees are elected by a plurality of the votes cast.  Abstentions on proposals that require the affirmative vote of a majority of the shares entitled to vote and represented at the Annual Meeting, in person or by proxy, will, in effect, be a vote against such matter.

Broker Non-Votes – Broker non-votes occur when brokers, banks or other nominees that hold shares on behalf of beneficial (“street name”) stockholders do not receive voting instructions from the beneficial stockholders prior to the Annual Meeting and do not have discretionary voting authority to vote those shares.  Broker non-votes are considered present and entitled to vote at the Annual Meeting. Therefore, broker non-votes will count toward determining whether or not a quorum is present.  However, under New York Stock Exchange Rule 452, which has been approved by the Securities and Exchange Commission (the “SEC”), brokers are prohibited from voting shares of Common Stock for which they have not received instructions on non-routine matters, including the election of directors.

Votes Required for Approval

With the exception of the election of directors, our By-Laws, as amended and restated (the “By-Laws”), require an affirmative vote of a majority of the votes cast by the stockholders present and entitled to vote at the Annual Meeting, either in person or by proxy, for the proposal to be approved. The votes required for approval, and the impact of abstentions and broker non-votes for each proposal stockholders are being asked to consider and vote upon are as follows:

Proposal (1) - Election of Directors:  You may vote “FOR” any one or all of the nominees, or withhold your vote for any one or more of the nominees. As the nominees are elected by a plurality of the votes cast, withheld votes and abstentions will not affect the outcome of this proposal. This proposal is considered a non-routine matter and brokers will not have discretionary authority to vote shares for which they have not received instructions; and

Proposal (2) - Ratification of Independent Registered Public Accounting Firm:  You may vote “FOR” or “AGAINST” or abstain from voting.  The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting, in person or by proxy, is required to approve the ratification of UHY as our independent registered public accountants for the year ending December 31, 2013. Abstentions will have the same effect as a vote “AGAINST” the ratification.  Under applicable SEC rules, this proposal is considered a routine matter and brokers will have the discretionary authority to vote shares of Common Stock for which they have not received instructions.

Voting Your Shares

All shares of Common Stock represented at the Annual Meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxies.  If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted “FOR” Proposal Nos. (1) and (2).

Revoking Your Proxy

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  Proxies may be revoked pursuant to the following actions:

-	providing written or electronic notice of revocation;
-	submitting a proxy of a later date; or
-	voting in person at the Annual Meeting.

A written notice of revocation should be sent to Blue Dolphin Energy Company, Attention:  Secretary, 801 Travis Street, Suite 2100, Houston, Texas 77002.  Depending on how you hold your shares, you can submit a proxy of a later date via the Internet, by telephone or by mail.

Who Can Answer Your Questions

To assist you with casting your vote, we have attempted to answer key questions you may have as a stockholder related to the proposals you are being asked to consider.  Please review the frequently asked questions (FAQs) section, which is included as part of this proxy statement.  If you have any additional questions, please contact Blue Dolphin, Investor Relations at (713) 568-4725.

Reimbursement of Solicitation Expenses

Blue Dolphin will bear all costs of this solicitation. Proxies will be solicited primarily by mail, but may also be solicited in person, by telephone or other electronic means by directors, officers and employees of Blue Dolphin in the ordinary course of business for which they will not receive additional compensation.  Blue Dolphin has requested that brokers, nominees, fiduciaries and other custodians send proxy materials to the beneficial owners of Common Stock, for which Blue Dolphin will reimburse them for their reasonable out-of-pocket expenses.

Remainder of Page Intentionally Left Blank

FREQUENTLY ASKED QUESTIONS (FAQs)

The FAQs presented in this section are to assist you in understanding the proposals for which you are being asked to vote upon for the Annual Meeting.  The items addressed may not answer all questions that may be important to you as a stockholder.  For additional information, please refer to the more detailed discussion contained elsewhere in this proxy statement or contact Blue Dolphin, Investor Relations at (713) 568-4725.

Procedural Matters

1.	Why am I receiving this proxy statement?
You are receiving this proxy statement because you hold Blue Dolphin shares of Common Stock as of the Record Date for the Annual Meeting.

2.	What does it mean if I receive more than one proxy?
If you receive more than one proxy form, it means that you hold shares of Common Stock in more than one account.  For example, you may own your shares of Common Stock individually, jointly with your spouse, as trustee of a trust or as custodian for a minor.  To ensure that all of your shares of Common Stock are voted, you will need to sign and return each proxy form received because they are held in a different form of ownership.

3.	Who is entitled to attend and vote at the Annual Meeting?
If you owned shares of Common Stock as of the close of business on October 24, 2013, you are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.  As of the Record Date there were approximately 10,571,629 shares of Common Stock issued and outstanding.

4.	When and where will the Annual Meeting be held?
The Annual Meeting will be held on Wednesday, December 11, 2013 at 10:00 a.m. Central at Blue Dolphin’s principal office, which is located at 801 Travis Street, Suite 2100, Houston, Texas 77002.

5.	What do I need to do now?
After carefully reading and considering the information contained in this proxy statement, please vote your shares of Common Stock as described below.  You are entitled to one vote for each share of Common Stock you own as of the Record Date.

6.	How do I vote if I am a registered stockholder?
If your shares of Common Stock are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record or a “registered stockholder.”  Registered stockholders may vote in one of several ways, as follows: (i) by mail by completing, signing and dating each proxy form received and returning it in the enclosed prepaid envelope, (ii) via facsimile by completing the designated portion of the proxy form and faxing it to (202) 521-3464, (iii) via the Internet at www.iproxydirect.com/BDCO and following the instructions, (iv) by telephone by calling 1 (866)-752-VOTE (8683), or (v) in person by attending the Annual Meeting.  If voting by mail, facsimile, the Internet or telephone, your voting instructions must be received by 11:59 p.m. Eastern / 10:59 p.m. Central on the date prior to the date of the Annual Meeting.  Voting by mail, facsimile, the Internet or telephone will not prevent you from voting in person at the Annual Meeting.  You are encouraged to submit a proxy by mail, facsimilie, the Internet or by phone even if you plan to attend the Annual Meeting in person to ensure that your shares of Common Stock are present in person or represented by proxy at the Annual Meeting.

7.	How do I vote if I am a beneficial stockholder?
If your shares of Common Stock are held by a brokerage firm, bank, trust or other nominee, you are considered the “beneficial stockholder” of the shares of Common Stock being held in “street name.” These proxy materials are being forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares of Common Stock, the stockholder of record.  As the beneficial stockholder you have the right to direct your broker, bank or other holder of record on how to vote your shares of Common Stock and you are invited to attend the Annual Meeting.  Your broker, bank, trustee or nominee is obligated to provide you with a voting instruction form for voting purposes.

As a beneficial stockholder, you cannot vote your shares of Common Stock directly and must instead instruct the brokerage firm, bank, trust or other nominee in how to vote your shares of Common Stock.  With the exception of Proposal (2), ratification of UHY as our independent registered public accounting firm for the year ending December 31, 2013, which is a routine matter under applicable SEC rules, your brokerage firm, bank, trust or other nominee will only be permitted to vote shares of Common Stock on your behalf for Proposal (1) at the Annual Meeting if you instruct them in how to vote.  Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct them to vote your shares of Common Stock.  If you wish to vote in person at the Annual Meeting, you must bring the proxy/voting instruction form provided to you by your brokerage firm, bank, trust or other nominee, which authorizes you to vote at the Annual Meeting.  If you hold some shares of Common Stock as a registered stockholder and some shares of Common Stock as a beneficial stockholder, the shares of Common Stock cannot be combined for voting purposes because the shares of Common Stock held beneficially list the brokerage firm, bank, trust or other nominee as the stockholder of record.

8.	What if I fail to instruct my brokerage firm, bank, trust or other nominee how to vote?
With the exception of Proposal (2), ratification of UHY as our independent registered public accounting firm for the year ending December 31, 2013, which is a routine matter under applicable SEC rules, your brokerage firm, bank, trust or other nominee will not be able to vote your shares of Common Stock unless you have properly instructed your nominee on how to vote.  Because your brokerage firm, bank, trust or other nominee does not have discretionary authority to vote on Proposal (1), failure to provide your broker or other nominee with voting instructions on how to vote your shares of Common Stock will result in a broker non-vote for Proposal (1).

9.	What are the proposals that will be voted on at the Annual Meeting?
You are being asked to consider and vote upon proposals to: (1) elect five directors, (2) ratify the selection of UHY as our independent registered public accounting firm for the year ending December 31, 2013 and (3) transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

10.	How does Blue Dolphin’s Board recommend that I vote on the proposals?
The Board has determined that each of the proposals presented in the proxy statement are in the best interests of you -- our stockholder -- and unanimously recommends that you vote “FOR” each proposal presented in the proxy statement.

11.
How many votes are required to approve an adjournment or postponement of the Annual Meeting to a later time, if necessary or appropriate, to obtain quorum or solicit additional proxies in favor of the proposals?

If a quorum is not met, the Board may submit a proposal to adjourn or postpone the Annual Meeting to a later date or dates until a quorum is met.  If a quorum is met but there are insufficient votes to adopt the proposals, our By-Laws require the affirmative vote of a majority of the votes cast in order to adjourn or postpone the Annual Meeting to a later time.  Withheld votes, abstentions and broker non-votes will have no effect on this matter.

12.	How are votes counted?
The inspector of election that is appointed for the Annual Meeting will count the votes.  Such person will separately count “FOR,” “WITHHELD,” and “AGAINST” votes, as well as abstentions and broker non-votes.

13.	What constitutes a quorum for the Annual Meeting?
The presence, in person or by proxy, of stockholders representing a majority of the Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting. Shares held by registered stockholders that submit a properly executed proxy form will be counted as part of the quorum.  Shares of Common Stock held by beneficial stockholder that either provide their brokerage firm, bank, trust or other nominee with voting instructions or obtain a legal proxy form for voting in person at the Annual Meeting will be counted as part of the quorum.

14.	Am I entitled to appraisal rights?
Under Delaware law, stockholders are not entitled to appraisal rights with respect to any of the proposals presented at the Annual Meeting.

15.	What happens if I sell my shares of Blue Dolphin Common Stock before the Annual Meeting?
The date of record to determine whether stockholders are entitled to vote at the Annual Meeting is earlier than the date of the Annual Meeting.  If you transfer or sell your shares of Common Stock after the Record Date but before the Annual Meeting, you will, unless special arrangements are made, retain your right to vote at the Annual Meeting.

16.	Who can answer further questions?
For additional questions, please contact Investor Relations at (713) 568-4725.  For assistance in submitting proxies or voting shares of Common Stock, registered stockholders should contact Securities Transfer Corporation by phone at (469) 633-0101 or visit their website at www.stctransfer.com.  Beneficial stockholders should contact their brokerage firm, bank, trust or other nominee for additional information.

Selection of UHY as Independent Registered Public Accounting Firm

17.	How long has UHY been our independent registered public accounting firm?
UHY has been engaged as our independent registered public accounting firm since 2002.  Although ratification of UHY as our independent registered public accounting firm by our stockholders is not required by our By-Laws, the Board believes that submitting this matter to a vote reflects good corporate practice.

18.	What happens if UHY’s selection is not ratified?
In the event of a negative vote on such ratification, the Audit Committee of the Board (the "Audit Committee") will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interest and that of our stockholders.

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PROPOSALS

(1) ELECTION OF DIRECTORS

Director Nominees

The Board has affirmatively determined that each of its members, with the exception of Ivar Siem and Herbert N. Whitney, is independent under applicable National Association of Securities Dealers Automated Quotations (“NASDAQ”) and SEC rules related to corporate governance. The independent members of the Board have nominated Mr. Siem, John N. Goodpasture, Christopher T. Morris, A. Haag Sherman and Mr. Whitney to serve as directors until the next annual meeting of stockholders. Each director that has been nominated (each a “Director Nominee”) shall serve as a director until the next annual meeting of stockholders, or in each case until their successors have been duly elected and qualified, or until their earlier resignation or removal.

Each Director Nominee has consented to being nominated and has expressed a willingness to serve if elected. The Board has no reason to believe that any of the Director Nominees will be unable or unwilling to serve if elected.  However, should any Director Nominee become unable or unwilling to serve as a director at the time of the Annual Meeting, the person or persons exercising the proxies will vote for the election of a substitute Director Nominee designated by the Board.

The following sets forth, as of the Record Date, each Director Nominee’s name, age, principal occupation and directorships during the past five (5) years, as well as their relevant knowledge and experience that led to their nomination to the Board:

Name, Age Principal Occupation and Directorships During Past 5 Years	Knowledge and Experience

Ivar Siem, 67

Blue Dolphin Energy Company
Chief Executive Officer (2004 to 2012)

Drillmar Energy, Inc.
Chief Executive Officer (since 2005)

Mr. Siem has served on Blue Dolphin’s Board since 1989; he is currently Chairman of the Board.  He also sits on the Board of Directors of several private companies, including Drillmar Energy, Inc. (a subsidiary of which filed for Chapter 11 reorganization in 2009).

Mr. Siem earned a Bachelor of Science in Mechanical Engineering from the University of California, Berkeley and has completed an Executive MBA Program at Dartmouth University. Based on his educational and professional experiences, Mr. Siem possesses particular knowledge and experience in engineering, strategic planning, operations and general management that strengthen the Board’s collective qualifications, skills and experience.

John N. Goodpasture, 65

Copano Energy, L.L.C.
Senior Vice President, Corporate Development (2010 to 2013)

Texas Eastern Products Pipeline Company, L.L.C.
(a general partner of TEPPCO Partners, L.P.)
Vice President of Corporate Development (2001 to 2009)

Mr. Goodpasture has served on Blue Dolphin’s Board since 2006; he is currently a member of the Audit and Compensation Committees and is also a member of the Special Committee for Master Limited Partnership Conversion.

Mr. Goodpasture earned a Bachelor of Science in Mechanical Engineering from Texas Tech University. Based on his educational and professional experiences, Mr. Goodpasture possesses particular knowledge and experience in the oil and gas industry in business development, capital structure and mergers and acquisitions that strengthen the Board’s collective qualifications, skills and experience.

Name, Age Principal Occupation and Directorships During Past 5 Years	Knowledge and Experience

Christopher T. Morris, 52

MPact Partners
President (since 2011)

Freddie Mac
Vice President (various divisions) (2000 to 2010)

Mr. Morris has served on Blue Dolphin’s Board since 2012; he is currently a member of the Audit and Compensation Committees and is Chairman of the Special Committee for Master Limited Partnership Conversion.

Mr. Morris earned a Bachelor of Arts in Economics from Stanford University and a Masters in Business Administration from Harvard University. Based on his educational and professional experiences, Mr. Morris possesses particular knowledge and experience in business management and strategic planning and business development that strengthen the Board’s collective qualifications, skills and experience.

A. Haag Sherman, 47

Salient Partners, L.P.
Co-founder, Partner and Non-Executive Vice Chairman

Salient Partners, L.P. and Affiliates
Various Executive Positions, including Chief Investment Officer and Chief Executive Officer (2002 to 2011)

Mr. Sherman has served on Blue Dolphin’s Board since 2012; he is currently Chairman of the Audit and Compensation Committees and is also a member of the Special Committee for Master Limited Partnership Conversion.  He also serves on the Board of Directors of PlainsCapital Corporation (a bank holding company with approximately $5 billion in assets), Salient MLP & Infrastructure Fund (NYSE: SMF), the Salient Absolute Return Fund and The Endowment Fund complex.

Mr. Sherman graduated cum laude with a Bachelor of Business Administration in Accounting from Baylor University and earned his Juris Doctorate with honors from the University of Texas School of Law.  He is an attorney and certified public accountant, in both cases licensed in the State of Texas.  Mr. Sherman possesses extensive knowledge in accounting, finance, investment management and corporate law, as well as a keen understanding of the regulatory and corporate governance requirements of publicly traded companies, which strengthens the Board’s collective qualifications, skills and experience.

Herbert N. Whitney, 73

Wildcat Consulting, LLC
Founder and President (since 2006)

Mr. Whitney has served on Blue Dolphin’s Board since 2012.  He previously served as Chairman of the Board of Directors of Colonial Pipeline Company and as Chairman of the Executive Committee of the Association of Oil Pipelines. He also previously served on the Board of Directors of Blackwater Midstream Corporation and on the Advisory Board of Sheetz, Inc.

Mr. Whitney has more than forty-three (43) years of experience in pipeline operations, crude oil supply, product supply, distribution and trading, as well as marine operations and logistics having served as the President of CITGO Pipeline Company and in various general manager positions at CITGO Petroleum Corporation.  He earned his Bachelor of Science in Civil Engineering from Kansas State University.  Based on his educational and professional experiences, he possesses extensive knowledge in the supply and distribution of crude oil and petroleum products, which strengthens the Board’s collective qualifications, skills and expertise.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR”
THE ELECTION OF ALL OF THE DIRECTOR NOMINEES.

(2) RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For additional information related to this matter, refer to the FAQs provided as part of this proxy statement.

For purposes of determining whether to select UHY as our independent registered public accounting firm to perform the audit of our consolidated financial statements for 2013, the Audit Committee conducted a thorough review of UHY’s performance. The Audit Committee considered:

-	UHY’s performance on previous audits, including the quality of the engagement team and the firm’s experience, client service, responsiveness and technical expertise;
-	the firm’s leadership, management structure and client and employee retention;
-	the firm’s financial strength and performance; and
-	the appropriateness of fees charged.

UHY acts as our principal independent registered public accounting firm.  UHY personnel work under direct control of UHY Partners and are leased from wholly owned subsidiaries of UHY Advisors, Inc. in an alternative practice structure.

We are asking our stockholders to ratify the selection of UHY as our independent registered public accounting firm. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of UHY to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Blue Dolphin and our stockholders.

A representative of UHY is expected to be present at the Annual Meeting, with the opportunity to make a statement if he or she decides, and will respond to appropriate questions.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

(3) TRANSACTION OF OTHER MATTERS

At the date of this proxy statement, the Board was not aware of any matter to be acted upon at the Annual Meeting other than those matters set forth in Proposal Nos. (1) and (2), as described herein.  If other business comes before the Annual Meeting, the persons named on the proxy will vote the proxy in accordance with their best judgment.

EXECUTIVE OFFICERS

The following sets forth, as of the Record Date, the name and age of each executive officer, as well as their principal occupation during the past five (5) years:

Name	Position	Since	Age
Jonathan P. Carroll	Chief Executive Officer, President, Assistant Treasurer and Secretary	2012	52
Tommy L. Byrd	Interim Chief Financial Officer, Treasurer and Assistant Secretary	2012	56

Jonathan P. Carroll was appointed Chief Executive Officer, President, Assistant Treasurer and Secretary of Blue Dolphin in 2012.  He has also been a member and Director of Lazarus Energy Holdings, LLC, a Delaware limited liability company (“LEH”) since 2006, and has served as a Principal at Carroll & Company Financial Holdings, L.P., a Texas limited Partnership, since 1988.  LEH owns eighty percent (80%) of our issued and outstanding Common Stock.  Mr. Carroll serves on the Board of Managers of LEH, as well as a trustee to the Salient MLP & Infrastructure Fund (NYSE:SMF), the Salient Absolute Return Fund and The Endowment Fund.  Mr. Carroll earned a Bachelor of Arts in Human Biology and a Bachelor of Arts in Economics from Stanford University.

Tommy L. Byrd was appointed Interim Chief Financial Officer, Treasurer and Assistant Secretary of Blue Dolphin in 2012 having previously served as our Controller since November 2011.  He is also the Chief Financial Officer of LEH, where he has served since 2006.  Mr. Byrd has extensive financial management, accounting and internal audit experience in the energy industry.  Prior to joining LEH, he served as Chief Financial Officer of Baard Energy LLC from 2004 to 2006.  From 2000 to 2004, he was Project Audit Manager at TXU Energy.  From 1987 to 1998, Mr. Byrd held various positions, including Controller, at MG Trade Finance Corp.  He earned a Bachelor of Business Administration in Accounting from Stephen F. Austin State University.

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COMMITTEES AND MEETINGS OF THE BOARD

Board

During 2012, the Board consisted of Dr. Laurence N. Benz and Messrs. Goodpasture, Sherman, Siem and Whitney with Mr. Siem serving as Chairman.  Dr. Benz resigned from the Board in November 2012, at which time Christopher T. Morris was appointed to the Board.  The Board held three (3) regular meetings and four (4) special meetings during 2012.  Each director attended at least 75% of the total number of meetings of the Board and committees on which he served.  The Board has two standing committees, the Audit Committee and the Compensation Committee, and a special committee to evaluate the merits of converting Blue Dolphin from a publicly traded corporation to a publicly traded master limited partnership (“MLP”).

Audit Committee

During 2012, the Audit Committee consisted of Dr. Benz and Messrs. Goodpasture and Sherman with Mr. Sherman serving as Chairman.  Dr. Benz resigned from the Audit Committee in November 2012, at which time Christopher T. Morris was appointed to the Audit Committee.  During the fiscal year ended December 31, 2012, the Audit Committee met five (5) times. The Board has affirmatively determined that all current members of the Audit Committee are independent and that Messrs. Sherman and Morris qualify as an Audit Committee Financial Expert. The Audit Committee’s duties include overseeing financial reporting and internal control functions. The Audit Committee’s charter is available on our website (www.blue-dolphin-energy.com).

Compensation Committee

During 2012, the Compensation Committee consisted of Dr. Benz and Messrs. Goodpasture and Sherman with Mr. Sherman serving as Chairman.  Dr. Benz resigned from the Compensation Committee in November 2012, at which time Christopher T. Morris was appointed to the Compensation Committee.  The Compensation Committee did not meet during the fiscal year ended December 31, 2012.  The Board has affirmatively determined that all current members of the Compensation Committee are independent.  The Compensation Committee does not have a charter, however, its duties are to oversee and set our compensation policies, to approve compensation of executive officers and to administer our stock incentive plan.

Nominating Committee

Given the size of the Board and that a majority of its members are independent, as defined under National Association of Securities Dealers Automated Quotations (“NASDAQ”) Listing Rules, the Board adopted a “Board Nomination Procedures” policy in July 2005 in lieu of appointing a standing nominating committee. Independent members of the Board use the policy when choosing nominees to stand for election to the Board.

The Board will consider for possible nomination qualified nominees recommended by stockholders.  As addressed in the “Board Nomination Procedures” policy, the manner in which independent directors evaluate stockholder nominees for director as recommended by a stockholder will be the same as that for nominees received from other sources.

The Board will continue to nominate qualified directors of whom it believes will make important contributions to the Board and Blue Dolphin.  The Board generally requires that nominees be persons of sound ethical character, be able to represent all stockholders fairly, have demonstrated professional achievements, have meaningful experience and have a general appreciation of the major business issues facing Blue Dolphin.  The Board also considers issues of diversity and background in its selection process, recognizing that it is desirable for its membership to have differences in viewpoints, professional experiences, educational backgrounds, skills, race, gender, age and national origin.

MLP Special Committee

In February 2013, the Board formed a special committee comprised of Messrs. Goodpasture, Morris and Sherman, with Mr. Morris serving as Chairman, to conduct a strategic review of the feasibility of optimizing value for stockholders by converting Blue Dolphin from a publicly traded corporation to a publicly traded MLP.  The Board has affirmatively determined that all current members of the MLP Special Committee are independent.  Upon completion of its review, the MLP Special Committee will make a recommendation to the Board.  There can be no assurance that the MLP Special Committee’s review will result in the proposal or completion of any conversion of Blue Dolphin.

Director Attendance at Annual Meeting

Although we do not have a formal policy regarding attendance by members of the Board at our Annual Meeting, we encourage directors to attend.  All five (5) directors attended the 2012 Annual Meeting.

AUDIT COMMITTEE REPORT

The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board.  The Audit Committee is comprised solely of independent directors who have the requisite financial experience and expertise and meet the requirements of NASDAQ Listing Rule 5605(c) and SEC Rule 10A-3. The Audit Committee reviews and reassesses its written charter annually and recommends any changes to the Board for approval.  In addition, the Audit Committee periodically reviews relevant requirements of the Sarbanes-Oxley Act of 2002, as well as proposed and adopted rules of the SEC regarding Audit Committee procedures and responsibilities to ensure compliance.  The Audit Committee charter was last amended by the Board in August 2008 and is available on our website (www.blue-dolphin-energy.com).  Although the Audit Committee Charter was reviewed in 2012, no changes to the charter were made at that time.

The Audit Committee’s primary duties and responsibilities are to:

-	assess the integrity of our financial reporting process and systems of internal control regarding accounting;
-	assess the independence and performance of our independent registered public accounting firm; and
-	provide an avenue of communication between our independent registered public accounting firm, management and the Board.

Management is responsible for our internal controls and the financial reporting process.  Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2012 with our management and management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.  The Audit Committee discussed with UHY the matters required to be discussed pursuant to PCAOB guidance related to communication with Audit Committees.

The Audit Committee received written disclosures and the letter from UHY as required by the PCAOB guidance related to communications with Audit Committees concerning independence, and the Audit Committee discussed with UHY their independence.  The Audit Committee considered the non-audit services provided by UHY and determined that the services provided are compatible with maintaining UHY’s independence.   The Audit Committee must pre-approve all audit and non-audit services provided to us by our independent registered public accounting firm.

Fees we paid to UHY in the fiscal years ended December 31, 2012 and 2011 were as follows:

	2012	2011
Audit fees	$285,246	$134,001
Audit-related fees	7,056	-
Tax fees	6,437	16,485
All other fees	-	5,750
	$298,737	$156,336

Audit fees for 2012 and 2011 included fees related to the audit of our consolidated financial statements and review of our quarterly reports that are filed with the SEC.  Tax fees for 2012 and 2011 primarily included fees for preparation of federal and state income tax returns as well as tax planning services.  The Audit Committee must pre-approve all audit and non-audit services provided to us by our independent registered public accounting firm.

Based on discussions with management and UHY, review of the representation of management and review of the report of UHY to the Audit Committee, the Audit Committee recommended to the Board that our audited  consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC.

The Audit Committee:
   A. Haag Sherman, Chairman
   John N. Goodpasture
   Christopher T. Morris

CORPORATE GOVERNANCE

Leadership Structure

Our leadership structure is designed to ensure consistent and effective leadership through open communication between the Board and management.  As part of this structure, Ivar Siem serves as Chairman of the Board and Mr. Carroll serves as Chief Executive Officer and President.  Messrs. Siem and Carroll work in concert with the Board to oversee the execution of Blue Dolphin’s strategy.  This arrangement has proven effective and the Board believes it will continue to best serve the interests of Blue Dolphin and its stockholders.

Risk Oversight

Our Board is actively involved in overseeing Blue Dolphin’s risk management.  Presentations by management to the Board include consideration of the challenges and risks to our business, and the Board and management actively engage in discussion on these topics.  Furthermore, the two standing Board committees provide appropriate risk oversight.  The Audit Committee oversees the accounting and financial reporting processes, as well as compliance, internal control, legal and risk matters.  The Compensation Committee oversees compensation policies, including the approval of compensation for the Board and its committees, as well as management members.  We believe that the processes established to report and monitor systems for material risks applicable to us are appropriate and effective.

Code of Conduct

In July 2005, the Board adopted a code of conduct (“Code of Conduct”) applicable to all directors, officers and employees, as set forth in the Sarbanes-Oxley Act of 2002, which is publicly available on our website (www.blue-dolphin-energy.com).  The Code of Conduct requires all directors, officers and employees to act ethically at all times, and prohibits any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

The Audit Committee established procedures to enable anyone who has a concern about our conduct or policies, or any employee who has a concern about our accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Chairman of the Audit Committee.  Violations and/or concerns may be sent anonymously by email to A. Haag Sherman at hsherman@shermanlp.com or such other contact information for Mr. Sherman that we may post on our website from time to time.

Code of Ethics

In April 2003, the Board adopted a Code of Ethics policy that is applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The Code of Ethics policy is posted on our website (www.blue-dolphin-energy.com) and is available to any stockholder, without charge, upon written request to Blue Dolphin Energy Company, Attention: Corporate Secretary, 801 Travis Street, Suite 2100, Houston, Texas 77002.  Any amendments or waivers to provisions of the Code of Ethics policy will be disclosed on our website.

Communicating with the Directors

As the Board does not receive a large volume of correspondence from stockholders, at this time, there is no formal process by which stockholders can communicate with the Board.  Instead, any stockholder who desires to contact the Board or specific members of the Board may do so by writing to: Blue Dolphin Energy Company, Attention:  Corporate Secretary (for Board of Directors), 801 Travis Street, Suite 2100, Houston, Texas 77002.  Currently, all communications addressed in such manner are sent directly to the indicated directors. In the future, if the Board adopts a formal process for determining how communications are to be relayed to directors, that process will be disclosed on our website.

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EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation Policy and Procedures

Pursuant to a Management Agreement between Blue Dolphin, LE and LEH dated February 15, 2012 (the “Management Agreement”), all Blue Dolphin subsidiaries are managed by LEH and all personnel work directly for LEH.  LEH is reimbursed for providing personnel services under the Management Agreement.

LEH does not offer a retirement plan that provides for the payment of retirement benefits.  In the event an employee retires after age 65, the non-vested portion of any stock options received expires immediately.  The vested portion of any stock options received expires, to the extent not exercised, three months after retirement.

Blue Dolphin’s stock incentive plan provides that upon a change of control, the Compensation Committee may accelerate the vesting of options, cancel options and make payments in respect thereof in cash in accordance with the terms of the stock incentive plan, adjust the outstanding options as appropriate to reflect such change of control or provide that each option shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to receive had the option been exercised. The stock incentive plan provides that a change of control occurs if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding common stock, par value $0.01 per share, (the “Common Stock”), or, if after certain enumerated transactions, the persons who were directors before such transactions cease to constitute a majority of the Board.  Issuance of Common Stock to LEH in connection with Blue Dolphin’s acquisition of LE on February 15, 2012 (the “Acquisition”) resulted in a change in control under the stock incentive plan.  The Compensation Committee of the Board approved the continuation of the stock incentive plan and determined that each option outstanding under the current stock incentive plan would remain exercisable for the number and class of securities or property that the optionee was entitled to receive prior to the acquisition.   As of the date of the Acquisition, all options granted under Blue Dolphin’s existing plan had vested.

Compensation for Named Executives

Pursuant to the Management Agreement all Blue Dolphin subsidiaries are managed by LEH and all personnel work directly for LEH.  LEH is reimbursed for providing personnel services under the Management Agreement.  The compensation paid to our principal executive officer and the most highly compensated executive officer other than the principal executive officer whose annual salary exceeded $100,000 in the fiscal year ended December 31, 2012 for services rendered to Blue Dolphin was paid by LEH.  Therefore the summary compensation table has been excluded.

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Compensation Risk Assessment

LEH’s approach to compensation practices and policies applicable for non-executive employees throughout our organization is consistent with that followed for executive employees.  Base pay is based on market median for each position, and bonuses and stock based incentives are based on individual and Blue Dolphin’s performance.  LEH believes its practices and policies in this regard are not reasonably likely to have a material adverse effect on us.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards
Name	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date

Ivar Siem(1)	14,285	-	$19.67	10/15/13

(1)	As of the Record Date, Mr. Siem’s exercisable options had expired.

Compensation for Non-Employee Directors

During 2012, non-employee directors were paid an annual retainer of $20,000, payable quarterly in Common Stock with the number of shares based upon the fair value on the date of payment.  Issued shares were restricted from sale pursuant to holding periods under Rule 144 of the Securities Act, and applicable state securities laws.  During 2012, the Audit Committee chairman received an additional annual retainer of $5,000 and other Audit Committee members received an additional annual retainer of $2,500.  The Audit Committee retainer was payable semi-annually in cash.  No additional compensation was paid to directors serving on the Compensation Committee.  Directors were entitled to reimbursement for reasonable out-of-pocket expenses related to in-person meeting attendance.

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The following table sets forth the compensation paid to non-employee directors during 2012:

NON-EMPLOYEE DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total

Laurence N. Benz(2)	$1,250	$24,500	$25,750

John N. Goodpasture	$1,250	$25,000	$26,250

Christopher T. Morris(3)	$-	$5,000	$5,000
			$-
A. Haag Sherman	$2,500	$15,000	$17,500

Herbert N. Whitney	$-	$15,000	$15,000

(1)
At December 31, 2012, each non-employee director had total stock awards outstanding as follows:  Dr. Benz – 37,311, Mr. Goodpasture – 30,107, Mr. Morris – 1,299, Mr. Sherman – 2,723 and Mr. Whitney – 2,723.

(2)	Dr. Benz resigned from the Board, the Audit Committee and the Compensation Committee effective November 6, 2012.
(3)	Mr. Morris was appointed to the Board, the Audit Committee and the Compensation Committee effective November 7, 2012.

Family Relationships between Directors and Executive Officers

As of the Record Date, there were no relationships between any of our directors or executive officers and any other director or executive officer of Blue Dolphin.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The table below sets forth information with respect to persons or groups known to us to be the beneficial owners of more than five percent (5%) of our Common Stock as of the Record Date. Unless otherwise indicated, each named party has sole voting and positive power with respect to such shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Common Stock	Lazarus Energy Holdings, LLC	8,426,456	79.7%

(1)	Based upon 10,571,629 shares outstanding (10,571,629 shares of Common Stock issued and outstanding and 0 shares of Common Stock issuable upon exercise of stock options, both as of the Record Date).

Security Ownership of Management

The table below sets forth information as of the Record Date with respect to: (i) directors and nominees, (ii) executive officers and (iii) directors and executive officers as a group beneficially owning our Common Stock.  Unless otherwise indicated, each of the following persons has sole voting and dispositive power with respect to such shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Common Stock	Jonathan P. Carroll(2)	8,426,598	79.7%
Common Stock	Ivar Siem	91,181	0.9%
Common Stock	John N. Goodpasture	32,190	*
Common Stock	A. Haag Sherman	4,806	*
Common Stock	Herbert N. Whitney	4,806	---
Common Stock	Christopher T. Morris	3,382	---
Common Stock	Tommy L. Byrd	---	---

Directors/Nominees and Executive Officers as a Group (7 Persons)		8,562,963	81.0%

(1)	Based upon 10,571,629 shares outstanding (10,571,629 shares of Common Stock issued and outstanding and 0 shares of Common Stock issuable upon exercise of stock options, both as of the Record Date).
(2)	Includes 8,426,456 shares issued to Lazarus Energy Holdings, LLC (“LEH”). Mr. Carroll is Director / Manager of LEH.
*	Less than 1%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and stockholders who own more than ten percent (10%) of the Common Stock, to file reports of stock ownership and changes in ownership with the SEC and to furnish us with copies of all such reports as filed.  Based solely on a review of the copies of the Section 16(a) reports furnished to us, we are aware that during 2012, no filings were made late.

DIRECTOR NOMINATION AND STOCKHOLDER PROPOSALS BY STOCKHOLDERS FOR ANNUAL MEETING OF STOCKHOLDERS

Director Nominations and Proposals Process

We have tentatively set the 2014 Annual Meeting of Stockholders for June 11, 2014.  Accordingly, stockholders should submit nominations and proposals in accordance with the guidance set forth below.

Director Nominations Deadline

Our Amended and Restated Certificate of Incorporation provides that no person shall be eligible for nomination and election as a director unless written notice of such nomination is received from a stockholder of record by the Secretary of Blue Dolphin at least ninety (90) calendar days before the anniversary date of the previous year’s annual meeting.  Further, such written notice is to be accompanied by the written consent of the nominee to serve, the name, age, business and residence addresses, and principal occupation of the nominee, the number of shares beneficially owned by the nominee, and any other information which would be required to be furnished by law with respect to any nominee for election to the Board.  In order to avoid controversy as to the date on which a director nomination is received, stockholders of record must make submissions to us at our principal executive office by certified mail, return receipt requested.  (See “Nomination Procedures” in this Proxy Statement for more information.)

We did not receive any director nominee submissions by March 5, 2013, the deadline for the 2013 Annual Meeting.  The director nominee submission deadline for the 2014 Annual Meeting of Stockholders is March 12, 2014.

Stockholder Proposals Deadline

Pursuant to SEC requirements, stockholders of record must submit stockholder proposals, for inclusion in the printed proxy materials, to us at least one hundred (120) calendar days before the date we released the previous year’s proxy statement for our annual meeting of stockholders. Any stockholder of record that intends to submit a stockholder proposal, not for inclusion in the printed proxy materials, must notify us at least forty-five (45) calendar days prior to the date we mail the proxy materials to stockholders.  In order to avoid controversy as to the date on which a stockholder proposal is received, stockholders of record must make submissions to us at our principal executive office by certified mail, return receipt requested.

We did not receive any stockholder proposal submissions by January 7, 2013, the deadline for inclusion in the printed materials for the 2013 Annual Meeting, or by March 21, 2013, the deadline not for inclusion in the printed materials for the 2013 Annual Meeting. The stockholder proposal submission deadline for the 2014 Annual Meeting of Stockholders is February 10, 2014 for inclusion in the printed proxy materials, and April 25, 2014 not for inclusion in the printed proxy materials.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and file with the SEC proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as required.  Stockholders may read and copy any document we file at the SEC’s public reference room at 100 F Street N.E., Washington, D.C. 20549 between the hours of 9:00 a.m. and 5:00 p.m. Eastern, except federal holidays and official closings.  Please call the SEC at (202) 551-8090 for further information on the public reference rooms.  Blue Dolphin’s SEC EDGAR and XBRL filings are also available to the public from the SEC’s website at www.sec.gov and Blue Dolphin’s website at www.blue-dolphin-energy.com.  Copies of SEC EDGAR filings, including those incorporated by reference in this proxy statement, can be obtained free of charge by contacting Blue Dolphin, Investor Relations at (713) 568-4725 or by submitting a written request to Blue Dolphin Energy Company, Attention:  Investor Relations, 801 Travis Street, Suite 2100, Houston, Texas 77002.

The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC.  This means that we can disclose important information to stockholders by referring to those documents.  The information incorporated by reference is considered to be a part of this proxy statement, and later information Blue Dolphin files with the SEC as specified below will update and supersede that information. We incorporate by reference the following documents filed with the SEC: (i) our Annual Reports and (ii) our Quarterly Reports.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Brokers, banks or other nominees may deliver only one copy of this proxy statement to multiple beneficial stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the beneficial stockholders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered. Beneficial stockholders sharing an address who are receiving multiple copies of proxy materials and annual reports that wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all beneficial stockholders at the shared address in the future.

Registered and beneficial stockholders who wish to receive a separate copy of this proxy statement, now or in the future, should submit their request to Blue Dolphin, Investor Relations at (713) 568-4725, or submit a written request to Blue Dolphin Energy Company, Attention: Investor Relations, 801 Travis Street, Suite 2100, Houston, Texas 77002.

By Order of the Board

/s/ IVAR SIEM
Ivar Siem
Chairman of the Board

Houston, Texas
November 22, 2013

BLUE DOLPHIN ENERGY COMPANY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 11, 2013 AT 10:00 AM
CONTROL ID:
REQUEST ID:

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY FORM IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE.  THE SIGNER ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT, REVOKES ALL PREVIOUS PROXIES AND APPOINTS JONATHAN P. CARROLL AND TOMMY L. BYRD, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND AUTHORIZES EACH OF THEM TO REPRESENT AND TO VOTE, AS DESIGNATED ON THE REVERSE, ALL OF THE SHARES OF COMMON STOCK OF BLUE DOLPHIN ENERGY COMPANY HELD OF RECORD BY THE SIGNER AT THE CLOSE OF BUSINESS ON OCTOBER 24, 2013, AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/BDCO
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF BLUE DOLPHIN ENERGY COMPANY			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☑

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	ELECT FIVE (5) DIRECTORS.	à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Director Nominees:		☐	☐
	(1) Ivar Siem				☐
	(2) John N. Goodpasture				☐	CONTROL ID:
	(3) Christopher T. Morris				☐	REQUEST ID:
	(4) A. Haag Sherman				☐
	(5) Herbert N. Whitney				☐

Proposal 2	RATIFY UHY LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

Proposal 3	TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2013

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)